SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant     ☒      Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-12

FLIGHT SAFETY TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Letter to Stockholders Notice of 2005 Annual Meeting Proxy Statement 2005 Annual Report on Form 10-KSB • Business • Management's Discussion and Analysis • Consolidated Financial Statements

September 12, 2005

Dear Fellow Stockholders:

On behalf of Management and our most distinguished Board of Directors, it is once again our pleasure to submit this proxy package and invite you to attend your company's annual shareholder meeting which is scheduled for Friday, October 14, 2005 at 11:00 AM.

The meeting will take place at the Mystic Marriott Hotel and Convention Center where a block of rooms have been reserved at a special rate for our shareholders. If you are unable to attend please fill out the enclosed proxy information and return it in the pre-addressed envelope provided.

The past year has seen much positive accomplishment by the company in the development and maturation of our three technologies aimed at the enhancement of safety and efficiency in aviation. We firmly believe that the economy of our nation and indeed of the entire world is dependent on a safe, secure and efficient aviation industry. The goal of your company is to play a key role in this vitally important endeavor.

We look forward to receiving your proxy forms and look forward seeing those of you who can join us at our annual meeting.

Very truly yours,

William B. Cotton
President

Samuel A. Kovnat
Chairman & CEO

28 Cottrell Street
Mystic, Connecticut 06355

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are hereby notified that the 2005 annual shareholder meeting of Flight Safety Technologies, Inc. will be held as follows:
TIME	11:00 a.m. on Friday, October 14, 2005
PLACE	Mystic Marriott Hotel and Spa Groton, Connecticut (U.S.A.)
ITEMS OF BUSINESS	(1) To elect eight members to the Board of Directors.
(2) Adoption of the Flight Safety Technologies, Inc. 2005 Stock Incentive Plan.
(3) To ratify the Audit and Finance Committee's appointment of Wolf & Company, P.C. as Flight Safety Technologies, Inc.'s independent auditors.
(4) To conduct such other business as may properly come before the annual meeting.
RECORD DATE	You are entitled to vote at the annual meeting and at any adjournments thereof if you were a stockholder at the close of business on Friday, August 26, 2005.
ANNUAL MEETING ADMISSION	No admission tickets are required. The annual meeting will begin promptly at 11 a.m. In order to avoid any disruption for those in attendance, late comers will not be seated.
VOTING BY PROXY

Please submit a proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

By Order of the Board

C. Robert Knight
General Counsel, Vice President of Administration, Secretary

This proxy statement and accompanying proxy card are being distributed on or about
September 17, 2005.

2005 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS Page

i

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2005 ANNUAL MEETING OF
FLIGHT SAFETY TECHNOLOGIES, INC.
Q. A.

Why am I receiving these materials?

Flight Safety Technologies' Board of Directors (the "Board") is providing these proxy materials for you in connection with Flight Safety Technologies' annual meeting of stockholders, which will take place on October 14, 2005. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q. A.

What information is contained in these materials?

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Flight Safety Technologies' 2005 Annual Report and audited financials statements, proxy card and return envelope are also enclosed.

Q. A.

What proposals will be voted on at the annual meeting?

There are three proposals scheduled to be voted on at the annual meeting:

•    the election of directors for a 1-year term;

•    adoption of the Flight Safety Technologies, Inc. 2005 Stock Incentive Plan; and

•    the ratification of the Audit and Finance Committee's appointment of Wolf & Company, P.C. as Flight Safety Technologies' independent auditors.

Q. A.

What is Flight Safety Technologies' voting recommendation?

The Board recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" adoption of the Flight Safety Technologies, Inc. 2005 Stock Incentive Plan, and "FOR" the ratification of the Audit and Finance Committee's appointment of Wolf & Company, P.C. as Flight Safety Technologies' independent auditors.

Q. A.

What shares owned by me can be voted?

All shares owned by you as of the close of business on August 26, 2005 (the "Record Date") may be voted by you. You may cast one vote per share of common stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. A.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders are classified as beneficial owners because they hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, these proxy materials are being sent directly to you and you have the right to grant your voting proxy directly to Flight Safety Technologies, Inc. or to vote in person at the annual meeting. We have enclosed a proxy card for you to use. You may also vote by Internet or by telephone as described on the proxy card.

Beneficial Owner. If you are considered the beneficial owner of shares, these proxy materials are being forwarded to you by your broker or nominee and you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares. You may also vote by Internet or by telephone as described on the proxy card.
Q. A.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, We recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting.

If you are a beneficial owner, you only may vote in person if you obtain a signed proxy from the record holder giving you the right to vote the shares and submit it to us at the annual meeting.

Q. A.

Can I change my vote?

You may change your vote at any time prior to the vote at the annual meeting. You may accomplish this by entering a new vote by Internet or telephone or by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or, if you are a record stockholder, by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q. A.

How are votes counted?

In the election of directors, you may vote "FOR" all or any of the nominees, your vote may be "WITHHELD" with respect to one or more of the nominees or you may ABSTAIN. For the adoption of the Flight Safety Technologies, Inc. 2005 Stock Incentive Plan and ratification of Wolf & Company, P.C. you may vote "FOR", "AGAINST" or "ABSTAIN". Abstaining votes will be counted as present for purposes of determining the presence of a quorum but will have no effect on the vote. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q. A.

What is the voting requirement to approve each of the proposals?

In the election for directors, the eight persons receiving the highest number of "FOR" votes will be elected. The Flight Safety Technologies, Inc. 2005 Stock Incentive Plan and auditors proposal requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in "What is the quorum requirement for the annual meeting?" herein. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q. A.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q. A.	How can I obtain an admission ticket for the annual meeting? We are not requiring admission tickets this year.
Q. A.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2005.

Q. A.

What happens if additional proposals are presented at the annual meeting?

Other than the three proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Samuel A. Kovnat, our Chairman of the Board and Chief Executive Officer, and William B. Cotton, our President, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

Q. A.

What shares are entitled to be voted?

Each share of our common stock outstanding as of the close of business on August 26, 2005, the Record Date, is entitled to one vote at the annual meeting. On the Record Date, we had 8,215,110 shares of common stock issued and outstanding.

Q. A.

What is the quorum requirement for the annual meeting?

The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q. A.	Who will count the vote? A representative of Automatic Data Processing, Inc. ("ADP") will tabulate the votes.
Q. A.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Flight Safety Technologies or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q. A.

Who will bear the cost of soliciting votes for the annual meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of ADP to aid in the solicitation of proxies. We estimate that we will pay a fee of approximately $22,000 for its services. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

v

Q. A.

How may I propose actions for next year's annual meeting of stockholders?

You may submit proposals for consideration at future annual stockholder meetings. To be timely for next year's annual meeting, the recommendation must be delivered to the Corporate Secretary no sooner than 120 days and no later than 90 days prior to the first anniversary of this Annual Meeting. Such proposals will need to comply with the SEC's regulations regarding the inclusion of stockholder proposals in Flight Safety Technologies-sponsored proxy materials. The Nominating and Governance Committee will consider properly submitted stockholder recommendations of candidates. Any stockholder recommendation must include the candidate's name and qualifications for Board membership, the candidate's age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate and information that would be required to solicit a proxy under federal securities law. In addition, the recommendation must include the stockholder's name, address and the number of shares beneficially owned and the period they have been held. Such stockholder recommendations must be submitted in the same manner as any stockholder proposal as described above.

28 Cottrell Street
Mystic, Connecticut 06355

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Flight Safety Technologies, Inc. (hereinafter referred to as "we", "us", "our" or "Company"), a Nevada corporation, to the holders of our issued and outstanding common stock for use at our annual meeting of stockholders to be held on October 14, 2005. These proxy solicitation materials and our Annual Report to Stockholders for the year ended May 31, 2005, including financial statements (on Form 10-KSB) are being mailed to our stockholders on or about September 17, 2005. Our principal office is located at 28 Cottrell Street, Mystic, Connecticut, 06355.

SOLICITATION AND VOTING

Stockholders Entitled to Vote. Holders of our common stock as of the close of business on August 26, 2005 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 8,215,110 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her. Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors.

Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of all of the following Proposals.

Vote by Internet. All stockholders may use the Internet to transmit their voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the meeting date. The website for Internet voting is www.proxyvote.com.

Vote by Phone. All stockholders may also use any touch-tone telephone to transmit their voting instructions up until 11:59 p.m. Eastern time the day before the meeting date. The toll-free number is located on your proxy card.

Vote by Mail. All stockholders may vote by mail. Simply mark, sign, and date your proxy card and return it in the postage-prepaid envelope we have provided or return it to Flight Safety Technologies, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Revocability of Proxies. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Flight Safety Technologies, Inc., a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. If you are a beneficial owner, you only may vote in person if you obtain a signed proxy from the record holder giving you the right to vote the shares and submit it to us at the annual meeting.

List of Stockholders. The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior for any purpose germane to the meeting between the hours of 8:45 a.m. and 4:30 p.m., at our principal office at 28 Cottrell Street, Mystic, CT 06355.

CORPORATE GOVERNANCE MATTERS

We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. Our Committee Charters, Code of Business Ethics, Insider Trading Policy and General Statement of Policy on Disclosures are available at http://www.flysafetech.com. Please note, however, that information contained on the website is not incorporated by reference in, or considered to be a part of, this document.

Director Independence. The Board has determined that half of its eight members, Messrs. Pressler, Luca, Tocco and Wood, are independent and meet the independence requirements of the American Stock Exchange. As executive officers, Messrs. Cotton, Kovnat and Rees are not independent under those requirements. Mr. Kemper is not treated as an independent because, through his wholly owned company, he has an $84,000 plus expenses consulting contract with Flight Safety Technologies. For more information, please see "Certain Relationships and Related Transactions."

Each member of the Finance and Audit, the Compensation and the Nominating & Governance Committees meets the applicable independence requirements of the American Stock Exchange.

Audit Committee Financial Experts. The Board has determined that at least one member of the Audit Committee, Joseph J. Luca, is a financial expert.

Code of Business Ethics. The Board has approved and adopted a Code of Business Ethics for our officers, directors and employees.

Executive Sessions of Independent Directors. Independent Board members meet without management and non-independent directors present as often as necessary to fulfill their responsibilities, including at least annually in executive sessions. The Chairman of the Nominating and Governance Committee presides over meetings of the independent directors.

Nomination of Director Candidates. We believe that it is in the best interests of our stockholders to identify and select highly-qualified candidates to serve as directors. The Nominating and Governance Committee seeks candidates for election and appointment who possess high standards of personal and professional ethics and integrity, practical wisdom and mature judgment and who are committed to staunchly representing the interests of the stockholders. The Nominating and Governance Committee also believes that the Board should be comprised of a diverse group of individuals with significant leadership accomplishments in domestic and international business, government, or the aviation industry; who have been associated with institutions noted for excellence; and who have broad experience and the ability to exercise sound business judgment.

There are no specific minimum qualifications that an individual must meet in order to be nominated; each is considered on a case-by-case basis. Candidates may come to the attention of the Committee from current Board members, stockholders, professional search firms, officers or other persons. The Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Nominating and Governance Committee will consider properly submitted stockholder recommendations of candidates. Any stockholder recommendation must include the candidate's name and qualifications for Board membership, the candidate's age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate and information that would be required to solicit a proxy under federal securities law. In addition, the recommendation must include the stockholder's name, address and the number of shares beneficially owned and the period they have been held. The recommendation should be sent to Corporate Secretary, Flight Safety Technologies, Inc., 28 Cottrell Street, Mystic, Connecticut 06355.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

As of the date of this proxy statement, Flight Safety Technologies' Board has eight directors and the following five committees: (1) Finance and Audit; (2) Compensation; (3) Compliance, Disclosure and Ethics Oversight; (4) Executive; and (5) Nominating and Corporate Governance. The current membership and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on our website at http://www.flysafetech.com. During the 2005 fiscal year, the Board held 7 meetings. Each director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend annual meetings of Flight Safety Technologies stockholders. All eight directors attended the last annual meeting of stockholders. The following chart lists our directors and indicates the committees on which they have served since our last annual meeting.

Name of Director	Executive	Compliance, Disclosure and Ethics Oversight	Compensation	Finance and Audit	Nominating and Corporate Governance
Non-Employee Directors:
Jackson Kemper, Jr. (1)
Joseph J. Luca (2)		X		X*
Stephen P. Tocco (3)			X		X*
Larry L. Pressler (4)		X*			X
Kenneth S. Wood (5)		X	X*	X	X
Employee Directors:
William B. Cotton (6)	X	X
Samuel A. Kovnat (7)	X*	X
Frank L. Rees (8)	X
Number of Meetings in Fiscal 2004	7 (9)	2	3	4	2

X = Committee Member; * = Chair

(1)   Mr. Kemper has served as a director since September 2002.
(2)   Mr. Luca has served as a director since October 2002.
(3)   Mr. Tocco has served as a director since September 2002.
(4)   Mr. Pressler has served as a director since December 2002.
(5)   Mr. Wood has served as a director since July 2003.
(6)   Mr. Cotton has served as a director since September 2002.
(7)   Mr. Kovnat has served as a director since September 2002.
(8)   Mr. Rees has served as a director since September 2002.
(9)   Executive Committee meetings were held in conjunction with Board meetings.

The Finance and Audit Committee. The functions of the Finance and Audit Committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Board of Directors has determined that all members of the Finance and Audit Committee are independent, as independence for audit committee members is defined by the American Stock Exchange. The Board of Directors has determined that Mr. Luca is the audit committee's "financial expert," as such term is defined under Item 401(e) of Regulation S-B promulgated under the Securities Act of 1933, as amended. Mr. Luca is an expert by virtue of his extensive career in the financial and accounting business. For additional information concerning the Finance and Audit Committee, see "Report of the Audit Committee" included in this proxy statement.

The Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors on compensation for our executive officers and other key employees, and reviews management's recommendations for stock option grants and other compensation plans or practices. The Board of Directors has determined that members of the Compensation Committee are independent, as independence for Compensation Committee members is defined by the American Stock Exchange.

Nominating and Governance Committee. The Nominating and Governance Committee proposes a slate of director nominees for election to the Company's Board of Directors (Board) and identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings. It is also responsible for:

•      annually reviewing the composition of each committee of the Board and presenting recommendations for committee memberships, including committee chairs, to the Board as needed;

•      reviewing and making recommendations about changes to the charter of the Committee;

•      considering and reviewing the Director Qualification Guidelines.

The Board of Directors has determined that all members of the Nominating and Governance Committee are independent, as independence for Nominating and Governance Committee members is defined by the American Stock Exchange.

Executive Committee. The Executive Committee exercises the powers of the Board in the management of the operations of the Corporation when the Board is unable to act. However, the Executive Committee does not have the power to fill vacancies in the Board, the power to amend the Bylaws of the Corporation, or the power to take any other action without the prior approval of the Board, if the Board has required such approval with respect to a particular action or such action would directly contravene a prior resolution of the Board.

Compliance, Disclosure and Ethics Oversight Committee. The Compliance, Disclosure and Ethics Oversight Committee is responsible for setting, implementing and monitoring policies to ensure that we comply with all applicable local, state and federal laws, rules and regulations and ethical standards; adopting a code of business ethics; reviewing, controlling, and ensuring that we release news, information and materials that are truthful, accurate and complete in all material respects; and establish, oversee and implement disclosure control and review procedures that are used to prepare SEC filings.

Stockholder Communications to the Board. Stockholders can send communications to the Board by mail or electronic mail to the Board of Directors, Attn: Corporate Secretary, Flight Safety Technologies, Inc., 28 Cottrell Street, Mystic, Connecticut 06355. The Secretary will review all such communications and has the authority to disregard any communications that are inappropriate or irrelevant to us and our operations, or to take other appropriate actions with respect to such communications. The Secretary will keep a log of all such communications and at least annually will report to the Board on the nature and status of significant communications. If a stockholder communication deals with the functions of the Board or Board committees, or he otherwise determines requires the attention of the Board, the Secretary will submit it to the Board. The Secretary promptly will refer any stockholder communications relating to financial statements, internal controls or auditing matters to the Finance and Audit Committee.

STOCK OWNERSHIP

Directors, Executive Officers and Beneficial Owners.

The following table sets forth, as of August 26, 2005, certain information with respect to the beneficial ownership of our common stock by (i) each stockholder known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each director, (iii) each executive officer, and (iv) all of our directors and executive officers as a group. Except as set forth below, we are not aware of any beneficial owner of more than five percent (5%) of our common stock. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name (1)	Amount and Nature of Beneficial Ownership(2)	Percent of Common Stock(3)
Directors and Executive Officers
William B. Cotton, Director, President (4)	395,835	4.73%
Samuel A. Kovnat, Chairman, CEO	422,980	5.15%
Frank L. Rees, Technical Director, Executive Vice President	422,980	5.15%
David D. Cryer, Chief Financial Officer, Secretary, Treasurer	41,667	*
Jackson Kemper, Jr., Director	41,667	*
Stephen P. Tocco, Director (5)	41,667	*
Joseph J. Luca, Director (6)	41,667	*
Larry L. Pressler (7)	41,667	*
Kenneth S. Wood (8)	41,667	*
C. Robert Knight (9)	37,500	*
Shares of all directors and officers as a group (ten persons)	1,529,297	18.52%
Certain Beneficial Owners
Bryant R. Riley (10)	833,100	10.14%

*Represents beneficial ownership of less than one percent of the issued and outstanding common stock on August 26, 2005.

(1)  The address of all our directors and named executive officers is the address of our company: 28 Cottrell Street, Mystic, Connecticut, 06355.

(2)  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The number of shares beneficially owned by each person or group as of August 26, 2005 includes shares of common stock that such person or group had the right to acquire on or within 60 days after August 26, 2005, including, but not limited to, upon the exercise of options.

(3)  For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 8,215,110 shares of common stock outstanding on August 26, 2005 and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of August 26, 2005, including, but not limited to, upon the exercise of options.

(4)  Includes 145,834 shares of our common stock issuable to Mr. Cotton upon the exercise of options at a rate of $6.00 per option.

(5)  Solely represents shares of our common stock issuable to Mr. Tocco upon the exercise of options at a rate of $6.00 per option.

(6)  Solely represents shares of our common stock issuable to Mr. Luca upon the exercise of options at a rate of $6.00 per option.

(7)  Solely represents shares of our common stock issuable to Senator Pressler upon the exercise of options at a rate of $6.00 per option.

(8)  Solely represents shares of our common stock issuable to Mr. Wood upon the exercise of options at a rate of $6.00 per option.

(9)  Solely represents shares of our common stock issuable to Mr. Knight upon the exercise of options at a rate of $3.50 per option. Options for an additional 112,500 shares of our common stock will vest at a rate of 37,500 on June 24, 2006; 37,500 on June 24, 2007 and 37,500 on June 24, 2008.

(10)  Having an address at 11100 Santa Monica Blvd., Suite 800, Los Angeles, CA 90025. Represents 741,600 shares held by Mr. Riley as sole equity holder of Riley Investment Management, LLC, manager of SACC Partners, LP; 63,400 shares held by Mr. Riley as the sole equity holder of B. Riley & Co., Inc.; 4,100 shares held by Mr. Riley as trustee of the B. Riley & Co. Retirement Trust; 24,000 shares by Mr. Riley as custodian for his children.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to us, or written representations that no reports were required, we believe that for the fiscal year ended May 31, 2005, beneficial owners complied with Section 16(a) filing requirements applicable to them.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We currently have a Board of Directors consisting of eight directors, who are serving until the annual meeting of stockholders is held in 2005, and until their respective successors are duly elected and qualified. At the annual meeting of stockholders, directors will be elected for a term of one year. There are no family relationships between any of the executive officers or directors of the Company.

Nominees for Directors. The Nominating and Governance Committee has nominated, and proposes that stockholders elect, to those eight positions the current members of the Board of Directors: Samuel A. Kovnat, William B. Cotton, Frank L. Rees, Jackson Kemper, Jr., Stephen P. Tocco, Joseph J. Luca, Larry L. Pressler, and Kenneth S. Wood. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2006 and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

Samuel A. Kovnat Age 73

Samuel A. Kovnat serves as our Chairman and Chief Executive Officer. Mr. Kovnat co-founded FSTO, our former subsidiary, in 1997 and worked there until he joined us in September, 2002. From 1995 to 2001, Mr. Kovnat was also a consultant and program development manager for the parametric Airborne Dipping Sonar at the Sonetech Corporation and the Kildare Corporation. During that same period, Mr. Kovnat was a venture partner of Allied Venture Associates whose primary focus was in the Internet security and biotechnology arenas. Mr. Kovnat graduated from the University of Miami with a B.S. degree in both Mathematics and Physics.

William B. Cotton Age 65

Captain William B. Cotton serves as our President and as a Director. He began work with FSTO, our former subsidiary, in November, 2000 and worked there until he joined us in September, 2002. Prior to that, Captain Cotton was a United Airlines pilot from 1967-2000, and from 1986-2000 he was Manager of Air Traffic and Flight Systems at United Airlines. During his tenure as Manager of Air Traffic and Flight Systems, he led United Airlines' efforts to improve air traffic control industry-wide, as well as initiatives to upgrade the company's aircraft for safety and efficiency. From 1997-2000, Captain Cotton also served as Chairman of the Board of ATN Systems, Inc., a consortium of airlines developing aeronautical telecommunications network (ATN) products in cooperation with the Federal Aviation Administration. ATN is a worldwide data network intended to support data communication connectivity between mobile platforms, airlines, providers of aeronautical communications services and government providers of air traffic control and flight information services. Captain Cotton is an independent director of Sensis Corporation, a privately held company located in Syracuse, New York, and also consults for NASA and a national science foundation panel on the future of aviation. Captain Cotton received a B.A. degree and an M.A. degree in Aeronautical and Astronautical Engineering from the University of Illinois and the Massachusetts Institute of Technology, respectively.

Frank L. Rees Age 73

Frank L. Rees serves as Executive Vice President and as Technical Director. Mr. Rees co-founded FSTO, our former subsidiary, in 1997 and worked there until he joined us in September, 2002. Mr. Rees is the inventor of our SOCRATES and UNICORN technologies. Mr. Rees holds an M.A. in Mathematics from the University of Maryland, an M.A. in Electronic Engineering from Borough Polytechnic in London, England, as well as a British equivalent of a B.S.E.E summa cum laude in Electronic and Electrical Engineering from South East Essex Technical College in Essex, England.

Jackson Kemper, Jr. Age 70

Jackson Kemper, Jr. is the Chairman and Chief Executive Officer of the Kemper Group, Inc., a government relations organization, located in Washington D.C., where he has worked since 1995. Mr. Kemper graduated from Drexel University with a B.S. degree in Electrical Engineering.

Stephen P. Tocco Age 58

Stephen P. Tocco is the President and CEO of ML Strategies, LLC, a business consulting and government relations group headquartered in Boston, Massachusetts, where he has worked since 1997. Since 1999, Mr. Tocco has also served as a Chairman of the Massachusetts Board of Higher Education. From August 1993 to January 1997, Mr. Tocco served as executive director and CEO of the Massachusetts Port Authority, which includes Boston's Logan International Airport. Mr. Tocco earned a B.S. degree in Chemistry from the Massachusetts College of Pharmacy.

Joseph J. Luca Age 58

Joseph J. Luca is a stockholder of Luca, DeBlasio & Company, Inc., a regional public accounting firm which he founded in 1974 where he has worked since that time. From 1993 to 1999, Mr. Luca also served as the CFO and Director of Administration and Finance of The Massachusetts Port Authority. Mr. Luca is a Certified Public Accountant. Mr. Luca earned a B.S.B.A. degree from Northeastern University and a Masters of Science in Taxation from Bentley College.

Larry L. Pressler Age 62

Former United States Senator Larry L. Pressler was a member of Congress for 22 years, 18 of which he served in the U.S. Senate (1979-1997). During that time, he authored the Telecommunications Act of 1996 and was Chairman of the Senate Commerce, Science and Transportation Committee as well as Chairman of the Aviation Subcommittee for that committee. Since 1997, Senator Pressler has been and is currently Chairman of The Pressler Group, L.L.C., a business consulting and government relations group headquartered in Washington, D.C. Currently, Senator Pressler serves on the Boards of Infosys Technologies Ltd., the Philadelphia Stock Exchange Board of Governors, and Sky Capital Ventures. Senator Pressler was a Rhodes Scholar at Oxford, England, received a Masters in Public Administration from Harvard's Kennedy School of Government, and is a graduate of Harvard Law School.

Kenneth S. Wood Age 53

Kenneth S. Wood was the President of Barringer Technologies, Inc., a trace detection company, from 1996 through 2002. Since 2002, Mr. Wood has been providing business consulting services and pursuing other business interests. Mr. Wood graduated from Colgate University with a B.A. degree in Economics and received his J.D. degree from Seton Hall University.

Compensation of Directors. Only directors who are not employees (currently Messrs. Kemper, Tocco, Luca, Pressler, and Wood) of the Company are compensated for their services as directors. Each non-employee director is paid $1,000 for each meeting of the Board of Directors that he attends in person. Non-employee directors who sit on the Finance and Audit Committee, Compensation Committee, Nominating and Governance Committee or Compliance, Disclosure and Ethics Oversight Committee are compensated at the rate of $300 to $400 per hour for the work on such committee. Directors are also reimbursed for their expenses incurred in attending Board of Directors and committee meetings.

Members of the Board of Directors also are eligible for grants of stock options. Upon initial election to the Board of Directors, a director may be granted an option to purchase shares of our common stock at a price the Board determines to be fair under the circumstances. Typically, 25% of these options vest immediately, and the remaining options vesting annually at a rate of 25% per year.

Certain Relationships and Related Transactions. There is a consulting contract in the amount of seven thousand dollars ($7,000) per month plus expenses between us and The Kemper Group, Inc. which is owned by one of our directors, Mr. Jackson Kemper, Jr.

Vote Required and Board of Directors' Recommendation. If a quorum is present and voting, the eight nominees for director receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have no effect on the vote.

The Board of Directors unanimously recommends a vote "FOR" the nominees named above.

PROPOSAL NO. 2

APPROVAL OF 2005 STOCK INCENTIVE PLAN

Summary of the 2005 Stock Incentive Plan

Shareholders are being asked to approve the Flight Safety Technologies, Inc. 2005 Stock Incentive Plan (the "2005 Plan") so that we can continue to attract and retain outstanding and highly skilled employees. The Compensation Committee of the Board, which will administer the 2005 Plan, believes the implementation of the 2005 Plan is necessary for us to offer a competitive equity incentive program. If approved, the 2005 Plan will be a critical factor in attracting, retaining, and rewarding the high caliber employees, officers and director that are essential to our future success. If approved by the shareholders, the 2005 Plan will be our only active equity incentive plan.

The Board of Directors has approved the 2005 Plan, subject to approval from shareholders at the Annual Meeting. The Board believes our future success depends on the ability to attract and retain talented employees, officers and directors and the ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality employees, officers and directors we need to move our business forward.

The 2005 Plan is attached as Appendix A to this Proxy Statement. The following summary of the 2005 Plan does not contain all of the terms and conditions of the 2005 Plan, and is qualified in its entirety by reference to the 2005 Plan. You should refer to the 2005 Plan for a complete set of terms and conditions of the 2005 Plan.

Purpose. The purpose of the 2005 Plan is to assist us in attracting and retaining highly skilled individuals to serve as employees, directors, consultants and/or advisors of the Company who are expected to contribute to our success and to achieve long-term objectives which will inure to the benefit of all shareholders through the additional incentives inherent in the awards offered under the 2005 Plan.

Shares Available for Issuance. Upon shareholder approval of the 2005 Plan, a total of 1,500,000 shares of Common Stock will be available for issuance under the 2005 Plan. In addition, the Plan also approves previous awards totaling 570,000 shares of Common Stock. Any shares subject to options or stock appreciation rights ("SAR") shall be counted against the shares available for issuance as one (1) share for every share subject thereto. If an award expires or becomes unexercisable without having been exercised in full, or, with respect to a performance award, restricted stock award or other stock unit award, is forfeited to or repurchased by the Company, the unpurchased shares (or for awards other than options and SAR, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the 2005 Plan. With respect to SAR, when a stock settled SAR is exercised, the shares subject to a SAR grant agreement shall be counted against the shares available for issuance as one (1) share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. Shares that have actually been issued under the 2005 Plan under any award shall not be returned to the 2005 Plan and shall not become available for future distribution under the 2005 Plan; provided, however, that if shares issued pursuant to a performance award, restricted stock award or other stock unit award are repurchased by the Company at their original purchase price or are forfeited to the Company, such shares shall become available for future grant under the 2005 Plan. Shares used to pay the exercise price of an option shall not become available for future grant or sale under the 2005 Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the 2005 Plan.

Eligibility; Awards to be Granted to Certain Individuals and Groups. Options, SARs, performance awards, and restricted stock awards may be granted under the 2005 Plan. Options granted under the 2005 Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. Options, SARs, performance awards, and restricted stock awards may be granted under the 2005 Plan to any employee, non-employee member of the Board of Directors, consultant or advisor who provides services to the Company or of any subsidiary of the Company. Incentive stock options may be granted only to employees of the Company or of any subsidiary of the Company. The Compensation Committee, in its discretion, selects the person(s) to whom options, SARs, performance awards, restricted stock awards or other stock unit awards may be granted, the time or times at which such options, SARs, performance awards, restricted stock awards or other stock unit awards shall be granted, and the number of shares subject to each such grant. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular individual or individuals in the future.

Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee").

Terms and Conditions of Options. Each option is evidenced by a Notice of Stock Option Grant between the Company and the optionee, and is subject to the following additional terms and conditions:

Exercise Price. The exercise price of options granted under the 2005 Plan shall be determined by the Committee at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% or greater shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

Exercise of Option; Form of Consideration. The Committee determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The 2005 Plan permits payment to be made by cash, check, shares of our Common Stock, or any other form of consideration approved by the Committee and permitted by applicable law, or any combination thereof.

Term of Option. Options granted under the 2005 Plan expire no later than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

Stock Appreciation Rights. The Committee is authorized to grant SARs in connection with all or any part of an option granted under the 2005 Plan, either concurrently with the grant of the option or at any time thereafter, and to grant SARs independently of options. SARs are exercisable in whole or in part at such times as the Committee specifies in the grant or agreement. However, the term of a SARs may be no more than ten (10) years from the date of grant.

Our obligations arising upon the exercise of a SARs may be paid in shares of our Common Stock or other property, or any combination of the same, as the Committee may determine. Shares issued upon the exercise of a SARs are valued at their fair market value as of the date of exercise.

Restricted Stock Awards. We may issue restricted stock awards to participants either alone or in addition to other awards granted under the 2005 Plan, and such awards may also be available as a form of payment of performance awards and other earned cash-based incentive compensation. Subject to the share limit and vesting limitations set forth above, the Committee has complete discretion to determine (i) the number of shares subject to a restricted stock award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component. Until the shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the underlying shares.

Performance Awards. Performance awards are awards that obligate us to deliver Common Stock shares to the participant as specified on each vesting date. Performance awards may be granted at any time and from time to time as shall be determined at the discretion of the Committee. Subject to the share limit set forth above, the Committee shall have complete discretion to determine (i) the number of shares of Common Stock subject to a performance award granted to any participant and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component.

Code Section 162(m) Performance Goals. The 2005 Plan is designed to permit the Company to issue awards that qualify as performance-based under Section 162(m) of the Code. Thus, the Committee may make performance goals applicable to a participant with respect to an award. At the Committee's discretion, one or more of the following performance goals may apply: net revenue; revenue growth; pre-tax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on shareholders' equity; total shareholder return; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow; cash flow per share; return on invested capital; cash flow return on investment; and improvement in or attainment of expense levels on working capital levels of the Company or any subsidiary, division, business segment or business unit of the Company for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to the Company's performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (c) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles.

Nontransferability of Awards. Unless authorized by the Committee in the agreement evidencing an award granted under the 2005 Plan, an award granted under the 2005 Plan is not transferable other than by will or the laws of descent and distribution, and may be exercised only by the participant or the participant's estate, guardian or legal representative.

Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, or in the event of any distribution to stockholders of other than a normal cash dividend, the Committee may in its sole discretion or, if required by the terms of an Agreement, shall make an equitable adjustment to the terms of any outstanding Awards including the Exercise Price and the number of shares of Common Stock that are subject to Awards, and such adjustment shall be final, conclusive and binding for all purposes of the 2005 Plan.

Change in Control. Upon the occurrence of either a Change in Control (as defined below) or a Potential Change in Control (as those terms are defined in the 2005 Plan), each outstanding Award shall become exercisable in full (if applicable, and whether or not then exercisable) and any forfeiture and vesting restrictions thereon shall lapse. Notwithstanding the foregoing, the acceleration of exercisability or lapse of restrictions with respect to Awards granted to any Participant subject to Section 16 of the Exchange Act which have been held by such Participant for less than six months and one day as of the date that such Change in Control or Potential Change in Control is determined to have occurred must be approved by the Committee or the

Board. In addition, the Committee may, with the consent of a majority in interest of the class of Participants holding substantially similar Awards as determined in the sole discretion of the Committee, make any changes to Awards that it deems advisable and in the best interest of the Company and its shareholders. Furthermore, in its sole discretion, the Committee shall determine that, upon the occurrence of a Change in Control:

     (i)     Each outstanding Option and SAR shall terminate within a specified number of days after notice to the participant thereunder, and each such participant shall receive, with respect to each share of Common Stock subject to such Option or SAR, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Stock Option or SAR; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion; or

     (ii)     the successor or acquiring corporation or person shall expressly assume the due and punctual observance and performance of each and every covenant of the 2005 Plan to be performed by the Company and all obligations and liabilities hereunder so that when and if the options granted hereunder are exercised the successor or acquiring person shall issue and/or pay the participant such cash and/or property as it paid to the holders of the Common Stock as a result of the Change of Control.

Termination of Employment. The Committee shall determine and set forth in each Notice evidencing an award under the 2005 Plan whether any such award will continue to be exercisable, and the terms of such exercise, on and after the date a participant ceases to be employed by or provide services to the Company or any subsidiary whether by reason of death, disability, retirement, voluntary or involuntary termination of employment or services, or otherwise.

Amendment and Termination of the 2005 Plan. We may amend, alter, suspend or terminate the 2005 Plan, or any part thereof, at any time and for any reason. However, we must obtain shareholder approval for any amendment to the 2005 Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action may alter or impair any award previously granted under the 2005 Plan without the written consent of the participant. The 2005 Plan shall terminate automatically on the tenth anniversary of its effective date, except with respect to awards then outstanding under the 2005 Plan.

Other Provisions. The Notice evidencing awards granted under the 2005 Plan may contain other terms, provisions and conditions not inconsistent with the 2005 Plan as may be determined by the Committee.

Federal Income Tax Consequences. The following discussion summarizes certain federal income tax considerations for U.S. taxpayers receiving options under the 2005 Plan and certain tax effects on us, based upon the provisions of the Code, as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, it does not purport to be complete and does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.

     Incentive Stock Options. An employee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the employee to the alternative minimum tax. Upon an employee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the employee as long-term capital gain. If the employee disposes of the shares prior to the expiration of the above holding periods, then the employee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

     Nonstatutory Stock Options. The holder of a nonstatutory stock option does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the holder recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the holder, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of any cash received and the fair market value of any Common Stock or other property received upon the exercise.

     Restricted Stock Awards and Performance Awards. A participant will not have taxable income upon grant of a restricted stock award, performance award or other stock unit award (unless, with respect to restricted stock, he or she elects to be taxed at that time). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares.

     Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the chief executive officer and to each of the four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include shareholder approval of the performance goals under the 2005 Plan, setting individual annual limits on each type of award, and certain other requirements. The 2005 Plan has been designed to permit the Committee to grant certain awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards.

Accounting Treatment. Currently, employee option awards at or above fair market value on the grant date typically do not result in any direct charge to our reported earnings. However, the fair market value of these awards is required to be disclosed in the notes to our financial statements. We must also disclose, in the notes to the financial statements, the pro forma impact these awards would have on our reported earnings and earnings per share if the fair value of the awards at the time of grant was treated as a compensation expense.

Currently, employee awards with purchase prices below fair market value on the grant date result in a direct compensation expense that is typically equal to the "spread", i.e. the difference between the purchase price and the fair market value on the grant date. Typically, this expense is amortized over the award's vesting period.

The Financial Accounting Standards Board and the Securities and Exchange Commission will require mandatory expensing for grants made beginning in our first quarter of FY2007.

New Plan Benefits. For each of the indicated groups, the table below shows the benefits that will be allocated under the plan being acted upon. Because benefits under the 2005 Stock Plan will depend on the Compensation Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2005 Stock Plan is approved by the stockholders.

New Plan Benefits Flight Safety Technologies, Inc. 2005 Stock Incentive Plan
Number of Options
Executive Group Non-Executive Director Group Non-Executive Officer Employee Group	622,600 500,000 701,000

Vote Required and Board of Directors' Recommendation. Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE FLIGHT SAFETY TECHNOLOGIES, INC. 2005 STOCK INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Finance and Audit Committee has selected Wolf & Company, P.C. as independent auditors to audit our consolidated financial statements for the fiscal year ending May 31, 2006. Wolf & Company, P.C. has acted in such capacity since its appointment in fiscal year 2005. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Audit and Related Fees. The following table presents fees for professional audit services rendered by Wolf & Company, P.C. for the audit of the Company's annual financial statements and fees billed for other services rendered by Wolf & Company, P.C. for fiscal 2005. No fees were billed from Wolf & Company, P.C. for fiscal 2004.

	2004	2005
Audit Fees	$0	$64,800
Audit related fees(1)	0	0
	$0	$64,800
Audit and audit related fees
Tax fees(2)	$0	$0
All other fees	0	0
Total fees	$0	$64,800

______________

(1)

Audit Related Fees consist principally of acquisition and other audits, services related to registration statements, financing transactions, issuance of consents, and consultations in connection with accounting and financial reporting matters.

(2)	Tax fees consist of fees for tax consultation and tax compliance services.

Annual Independence Discussions. The Finance and Audit Committee has determined that the provision by Wolf & Company, P.C. of certain limited, non-audit services to Flight Safety Technologies, Inc. has been compatible with Wolf & Company, P.C. maintaining its independence.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure. As previously reported on an 8-K filed with the SEC on February 10, 2005, effective February 10, 2005, our then current accountant, Kostin, Ruffkess & Company, LLC ("Kostin") resigned and we engaged Wolf & Company, P.C., which has offices in Boston and Springfield, Massachusetts, as our principal independent public accountant. The decision to engage Wolf & Company, P.C. was made by our Finance and Audit Committee in accordance with Section 301 of the Sarbanes-Oxley Act of 2002

Kostin's reports on our financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit for our most recent fiscal year ending May 31, 2005 and up to the date of termination, there have been no disagreements with Kostin on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kostin would have caused Kostin to make reference to the subject matter of the disagreement(s) in connection with its report on our financial statements. Since Kostin's engagement as our accountant on October 3, 2002, there have been no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B. We have authorized Kostin to respond fully to any inquiries of our new auditors relating to their engagement as our independent accountant.

We had not previously consulted with Wolf & Company, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion which might be rendered on our financial statements, and no written or oral advice was provided to us concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing, or financial reporting issue. Neither did we discuss with Wolf & Company, P.C. any accounting, auditing, or financial reporting issue that was a subject of disagreement between us and Kostin, as there were no such disagreements.

Vote Required and Board of Directors' Recommendation. Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

Stockholder ratification of the selection of Wolf & Company, P.C. as our independent auditors is not required by our Bylaws or otherwise. We are submitting the selection of Wolf & Company, P.C. to you for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Finance and Audit Committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Finance and Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in our best interest and the best interest of the stockholders.

The Board of Directors unanimously recommends a vote "FOR" the ratification of Wolf & Company, P.C. as Flight Safety Technologies' independent auditors for the fiscal year ending May 31, 2006.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers. Our executive officers are generally elected annually at the meeting of our Board of Directors held in conjunction with the annual meeting of stockholders. The following are our executive officers and their ages as of August 26, 2005:

Name	Office	Position Since
Samuel A. Kovnat	Chief Executive Officer	September 1, 2002
William B. Cotton	President	September 1, 2002
Frank L. Rees	Executive Vice President - Technology	September 1, 2002
David D. Cryer	Chief Financial Officer, Treasurer	October 4, 2002
C. Robert Knight	General Counsel, Vice President Administration, Secretary	July 12, 2005

Named Executive Officers Who Are Not Directors. The following sets forth the business experience, principal occupations and employment of each of our current executive officers who do not serve on the Board of Directors:

David D. Cryer, age 57, was appointed to his position as Chief Financial Officer on October 3, 2002 and as Secretary and Treasurer on June 10, 2003. Mr. Cryer worked for FSTO, our former subsidiary, since its founding in 1997. Mr. Cryer also serves as Chief Financial Officer of Integrated Medical Services, Inc., a Wyoming corporation, and serves as the Controller to Kildare Corporation, a Delaware corporation. Mr. Cryer graduated from the University of Massachusetts with a B.S. degree in Accounting. In addition, Mr. Cryer participated in graduate studies in accounting at the University of Kentucky and received a Masters Degree in Management Science at Ball State University. Mr. Cryer serves as an ex-officio member of the Company's Compliance, Disclosure and Ethics Oversight Committee and Executive Committee. Mr. Cryer currently devotes a majority of his professional time and attention to his duties as our Chief Financial Officer.

C. Robert Knight, age 61, was appointed to his position as Vice President of Administration and General Counsel on June 23, 2005 and was appointed Secretary of the Corporation on July 12, 2005. Mr. Knight is a graduate of Indiana University School of Law. His background includes serving as General Counsel of a trade association of mayors and other municipal elected officials and as Claim Counsel for Aetna Property and Casualty Company. He was a Municipal Judge in his home state of Indiana. Mr. Knight is a member of the Executive Committee.

Executive Compensation. The following table sets forth information concerning the compensation of our chief executive officer and our two other most highly compensated executive officers whose salary plus bonus in our last fiscal year exceeded $100,000, for all services rendered in all capacities to us, during the fiscal years ended May 31, 2003, 2004, and 2005.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1)	Restricted Stock Award (#)	Shares Underlying Options (#)	All Other Comp ($)(2)

William B. Cotton, President	2003 2004 2005	138,043 151,669 166,270	-- 15,000 --	-- -- 7,200			-- -- 7,201
Samuel A. Kovnat, CEO	2003 2004 2005	150,960 167,410 177,470	-- 15,000 --	4,800 4,400 7,200			-- -- 7,935
Frank L. Rees, Executive VP	2003 2004 2005	120,820 149,321 160,889	-- 15,000 --	5,311 4,869 7,200			-- -- 7,201

(1)		Represents payments for medical insurance.
(2)		Represents executive's share of Company's matching contribution to Company's 401(k) Retirement Plan.

Employment Contracts. Effective November 4, 2003, we entered into a two year employment agreement with William B. Cotton, our President. The agreement provided for the payment to Mr. Cotton of an annual salary of $150,000.

Effective November 4, 2003, we entered into a two year employment agreement with David D. Cryer, our Chief Financial Officer. The agreement provided for the payment to Mr. Cryer of an annual salary of $124,800.

Effective November 4, 2003, we entered into a two year employment agreement with Samuel A. Kovnat, our Chief Executive Officer. The agreement provided for the payment to Mr. Kovnat of an annual salary of $166,000.

Effective November 4, 2003, we entered into a two year employment agreement with Frank L. Rees, our Executive Vice President-Technology. The agreement provided for the payment to Mr. Rees of an annual salary of $150,000.

Effective June 23, 2005, we entered into a two year employment agreement with C. Robert Knight, our Vice President of Administration and General Counsel. The agreement provided for the payment to Mr. Knight of an annual salary of $150,000.

These agreements also provide that the parties may agree by written amendment to continue the agreement on a year-to-year basis. Pursuant to these agreements, in the event of termination without cause, we will continue to pay the officer an amount equal to his pay for twelve monthly installments or the amount equal to his pay for the number of monthly installments remaining under his employment agreement, whichever is greater. The Compensation Committee approved a ten percent annual salary increase to the foregoing officers that was effective January 1, 2005.

Equity Compensation Plans

The table below provides information relating to our equity compensation plans as of August 26, 2005.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by shareholders	--	--	--
Equity compensation plans not approved by security holders	969,621	$4.92	(a)

The current outstanding equity compensation, which was not approved by shareholders, is comprised of individual common stock option agreements issued to directors, consultants and employees of ours, as summarized below. The common stock options vested or vest between one and three years of the date of issue and expire within three years of the vesting date for options issued before May 31, 2004 and ten years from the grant date for options issued after May 31, 2004. The exercise prices of the current outstanding options are $6.00 per share for options issued before May 31, 2004 and $3.50 for options issued after May 31, 2004. These options were issued in individual compensation arrangements. There were no options available under any plan for future issuance.

Options issued to: Employees Consultants Present Directors Former Directors Employees Total issued	Number of options 145,834 195,452 166,668 41,667 420,000 969,621	Exercise price $6.00 $6.00 $6.00 $6.00 $3.50	Vesting dates 2002 2002 2002-2005 2002-2005 2004-2007	Expiration dates 2005 2005 2005-2008 2005 2014

REPORT OF THE FINANCE AND AUDIT COMMITTEE

The Finance and Audit Committee oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Wolf & Company, P.C. is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report on its audit.

The Finance and Audit Committee currently consists of two directors, both of whom, in the judgment of the Board, are "independent directors."

The functions of the committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit service that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The committee acts pursuant to a written charter which has been adopted by the Board of Directors and you can view on our website at www.flysafetech.com. In fulfilling its oversight responsibilities, the Finance and Audit Committee received and discussed our audited financial statements in the Annual Report with Management, including a discussion of the quality of the accounting principles and policies, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Finance and Audit Committee has discussed and reviewed with our independent auditors, who are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Finance and Audit Committee has met with Wolf & Company, P.C., with and without management present, to discuss the overall scope of Wolf & Company, P.C.'s audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting.

The Finance and Audit Committee has received from our auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

Based on the review and discussions referred to above, the committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005.
FINANCE AND AUDIT COMMITTEE Joseph J. Luca (Chair) Kenneth S. Wood

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included our proxy materials for the annual meeting to be held in 2006, the proposal must be received at our principal executive offices, addressed to the Secretary, no later than 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive timely notice of the proposal, addressed to the Secretary at our principal executive offices. To be timely, notice of stockholder business must be received by our Secretary no later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of our common stock which are beneficially owned by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder and such other beneficial owner in such business.

TRANSACTION OF OTHER BUSINESS

At the date of this proxy statement, the Board of Directors knows of no other business that will be conducted at the 2005 annual meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors C. Robert Knight General Counsel, Vice President of Administration, Secretary

September 12, 2005

APPENDIX A

FLIGHT SAFETY TECHNOLOGIES, INC.
2005 STOCK INCENTIVE PLAN

1.     Purpose. The purpose of the Flight Safety Technologies, Inc. 2005 Stock Option Plan (the "Plan") is to enable Flight Safety Technologies, Inc. (the "Company") and its Subsidiaries (as defined below) to attract, retain and reward employees, directors, officers and outside consultants of the Company, its Subsidiaries and Affiliates (as defined below) designated by the Company's Compensation Committee and strengthen the mutuality of interests between those employees and directors and the Company's shareholders by offering the employees and directors equity or equity-based incentives thereby increasing their proprietary interest in the Company's business and enhancing their personal interest in the Company's success. For purposes of this Plan: (i) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain; and (ii) "Affiliate" means any entity (other than the Company and any Subsidiary) that is designated by the Company's Board of Directors (the "Board") as a participating employer under the Plan.

2.     Administration.

        (a)     Committee. The Plan shall be administered and interpreted by the Compensation Committee of the Board (the "Committee"). The Committee shall consist of two or more members of the Board who are "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "non-employee directors" as defined under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (b)     Authority of Committee. The Committee has the sole authority, subject to the provisions of the Plan, to (i) select the employees and other individuals to receive Awards (as defined in Section 4) under the Plan (other than Awards to directors of the Company, which in all cases must be approved by a majority of the independent members of the Board, (ii) determine the type, size and terms of the Awards to be made to each individual selected, including, without limitation, the price of options and/or shares to be purchased thereunder, (iii) determine the time when the Awards will be granted and the duration of any applicable exercise and vesting period, including the criteria for exercisability and vesting and the acceleration of exercisability and vesting, (iv) determine other terms and conditions of the Award including, but not limited to, rights of the Company to reacquire options or stock purchased thereunder for or without consideration, rights of first refusal, "drag along rights" and any other provisions that it deems to be in the best interests of the Company and its shareholders, and (v) deal with any other matter arising under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan (and any agreement relating thereto), to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other interpretation or determination that it deems necessary or desirable for the administration of the Plan (or Agreement relating thereto). The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. All powers of the Committee shall be executed in its sole discretion and need not be uniform as to similarly situated individuals.

        (c)     Responsibility of Committee. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee of the Company. The Company shall indemnify members of the Committee against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties under the Plan, except in circumstances involving his or her bad faith or willful misconduct.

        (d)     Delegation of Authority. The Committee may delegate to the members of the Company's management the authority to (i) make grants under the Plan to employees of the Company and its subsidiaries who are not officers or directors of the Company or any Subsidiary or Affiliate, or Participants (as defined in Section 3) subject to Section 16 of the Exchange Act, and (ii) execute and deliver documents or take any other ministerial actions on behalf of the Committee with respect to Awards. The grant of authority under this Subsection 2(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Company's management makes grants pursuant to the delegated authority under this Subsection 2(d), references in the Plan to the "Committee" as they relate to making such grants shall be deemed to refer to the Company's management.

3.     Participants. Awards under the Plan may be granted from time to time to those employees, officers, directors and independent consultants to the Company and any Subsidiary or Affiliate who are designated by the Committee in its sole and exclusive discretion ("Participants"); however, Stock Options intended to qualify as Incentive Stock Options shall be granted only to Participants while actually employed by the Company, a Subsidiary or an Affiliate. The Committee may grant more than one Award to the same Participant. Awards to be granted to directors, which may include members of the Committee, must be approved and granted by the majority of the independent members of the Board. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its sole and absolute discretion, and designation as a person to receive Awards in any year shall not require the Committee to designate such a person as eligible to receive Awards in any other year.

4.     Types of Awards. Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards, and (d) Performance Awards (each as described below, and collectively, "Awards"). Each Award shall be evidenced by a written agreement between the Company and the Participant (an "Agreement"), which need not be identical between Participants or among Awards, in such form as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any Agreement, the provisions of the Plan shall prevail.

5.     Common Stock Available under the Plan. The aggregate number of shares of Common Stock of the Company ("Common Stock") that may be subject to Awards shall be ONE MILLION FIVE HUNDRED THOUSAND shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 10 hereof. Additionally, this Plan incorporates, and adoption hereof constitutes shareholder approval of, previously individually issued option plans in the form attached hereto as Exhibit A which total FIVE HUNDRED AND SEVENTY THOUSAND shares of Common Stock. Any share of Common Stock subject to an Award that for any reason is cancelled or terminated without having been exercised or vested shall again be available for Awards under the Plan; provided, however, that any such availability shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards and shall not apply for purposes of determining the maximum number of shares subject to Awards that any individual Participant may receive.

6.     Stock Options. Stock Options will enable a Participant to purchase shares of Common Stock upon set terms and at a fixed purchase price. Stock Options may be treated as (i) "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options"), or (ii) Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). Each Stock Option shall be subject to the terms, conditions and restrictions consistent with the Plan as the Committee may impose, subject to the following limitations:

        (a)     Exercise Price. The exercise price per share (the "Exercise Price") of Common Stock subject to a Stock Option shall be determined by the Committee and may be equal to, less than or greater than the Fair Market Value (as defined in Section 14) of a share of Common Stock on the date the Stock Option is granted.

        (b)     Payment of Exercise Price. The Exercise Price shall be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock that have been owned by the Participant for at least six months (a "cashless exercise"), or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Exercise Price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may in its discretion also prescribe any other method of paying the Exercise Price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, by Participants surrender of Participant's right to exercise the Stock Option, in whole or in part, in which case said payment shall be calculated based on the Fair Market Value of such shares subjected to such surrender less any Exercise Price that would have been paid to purchase such shares.

        (c)     Exercise Period. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall determine, as set forth in the related Agreement.

        (d)     Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to Participants pursuant to the conditions of Sections 421 and 422 of the Code including, but not limited to, (i) individuals at the time of the grant must be employees of the Company or any Subsidiary or Affiliate; (ii) the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date of the grant; (iii) the aggregate Fair Market Value of the Common Stock (determined as of the date of the grant) with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company) shall not exceed $100,000; (for purposes of this clause (iii), Incentive Stock Options will be taken into account in the order in which they are granted) and (iv) Incentive Stock Options may not be granted to a Participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any Subsidiary, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such Incentive Stock Option is prohibited by its terms after the expiration of five (5) years from its date of grant. In the event that the Code is amended to alter the limitations set forth herein, the limitations of this Section 6(d) shall be automatically adjusted accordingly.

        (e)     Termination of Employment, Disability or Death.

                  (1)     Except as provided below or in an Agreement, a Stock Option may only be exercised while the Participant is employed by, or providing service to the Company as an employee, officer, member of the Board or independent consultant. Except as otherwise provided by the Committee, any Stock Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                  (2)     In the event the Participant ceases to be employed by, or provide service to, the Company on account of either (i) a termination for Cause by the Company or (ii) a voluntary termination by such Participant, any Stock Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 6, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is or was employed by, or providing service to, the Company, or after the Participant's termination of employment or service, any Stock Option held by the Participant shall immediately terminate. In the event the Committee determines that the Participant has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Stock Options, the Participant shall automatically forfeit all shares underlying any exercised portion of a Stock Option for which the Company has not yet delivered the share certificates, upon prompt refund by the Company of the Exercise Price paid by the Participant for such shares (subject to any right of setoff by the Company).

                  (3)     In the event the Participant ceases to be employed by, or provide service to, the Company because the Participant is Disabled, Retires or dies, any Stock Option which has been granted to the Participant shall immediately and fully vest and thereupon may be exercised by the Participant or his or her lawful administrator executor, heirs, or beneficiaries to the same extent as the Participant could have exercised it, but shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Company, but in any event no later than the date of expiration of the Stock Option.

                  (4)     For purposes of this Section 6(e):

                            (A)     The term "Company" shall mean the Company and any Subsidiary or Affiliate.

                            (B)     "Disability" or "Disabled" shall mean a Participant's becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code as evidenced by a written opinion of a competent physician provided to the Company prior to ninety (90) days after the termination of employment.

                            (C)     "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Participant has breached any provision of his or her terms of employment or service contract with the Company, including without limitation covenants against competition, or has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

                            (D)     "Retirement" shall mean cessation of active employment on or after age 65 after having been in service to the Company for a minimum of three years.

        (f)     Payment Upon Surrender of Stock Option. The Committee may, in its discretion upon such terms and conditions as and if it deems appropriate, accept the surrender by Participant of Participant's right to exercise a Stock Option, in whole or in part, and authorize a payment in consideration therefor of an amount equal to the difference obtained by subtracting the Exercise Price of the shares which are the subject of such surrendered Stock Option from the Fair Market Value of the shares which are the subject of such surrendered Stock Option on the date of such surrender (such amount not to be less than zero), such payment to be in cash or in Common Stock, as directed by the Participant and subject to approval of the Committee.

        (g)     Other Conditions. The Committee may attach such other terms and conditions to the grant, vesting, exercise, and sale of Stock Options and Common Stock purchased thereunder as it in its sole discretion, may decide, including without condition, terms and conditions applicable to Restricted Stock Awards.

7.     Stock Appreciation Rights. Stock Appreciation Rights shall provide a Participant with the right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised, over (ii) the Fair Market Value of such shares on the date of grant, or other specified valuation (which shall be no less than the Fair Market Value of such shares on the date of grant). Each Stock Appreciation Right shall expire no more than ten years from its date of grant, and shall be subject to such other terms and conditions as the Committee shall deem appropriate, including, without limitation, provisions for the forfeiture of the Stock Appreciation Right for some or no consideration upon termination of employment.

8.     Restricted Stock Awards. Restricted Stock Awards shall consist of Common Stock issued or transferred to Participants with or without other payments therefor as additional compensation for services to the Company or any Subsidiary or Affiliate. Restricted Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, voting restrictions or proxies restrictions on the sale or other disposition of such shares, individual or Company performance objectives, vesting or forfeiture provisions, and the right of the Company to reacquire such shares for some or no consideration upon termination of the Participant's employment within specified periods or prior to becoming vested. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by a Stock Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the Participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

9.     Performance Awards. Performance Awards shall provide a Participant with the right to receive a specified number of shares of Common Stock or cash at the end of a specified period. The Committee shall have complete discretion in determining the number, amount and timing of Performance Awards granted to each Participant. The Committee may condition the payment of Performance Awards upon the attainment of specific performance goals or such other terms and conditions as the Committee deems appropriate, including, without limitation, provisions for the forfeiture of such payment for some or no consideration upon termination of the Participant's employment prior to the end of a specified period and provisions pertaining to Restricted Stock Awards. Such performance goals should be set by the Committee within the time period prescribed by the Committee and shall otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder.

10.     Adjustments to Awards. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, or in the event of any distribution to stockholders of other than a normal cash dividend, the Committee may in its sole discretion or, if required by the terms of an Agreement, shall make an equitable adjustment to the terms of any outstanding Awards including the Exercise Price and the number of shares of Common Stock that are subject to Awards, and such adjustment shall be final, conclusive and binding for all purposes of the Plan. Notwithstanding the foregoing, in the event of a Change in Control or Potential Change in Control (as such terms are defined in Section 11), the Committee shall apply the procedures set forth in Section 11 without regard to this Section 10.

11.     Change in Control.

        (a)     Effect. Upon the occurrence of either a Change in Control (as defined below) or a Potential Change in Control (as defined below), each outstanding Award shall become exercisable in full (if applicable, and whether or not then exercisable) and any forfeiture and vesting restrictions thereon shall lapse. Notwithstanding the foregoing, the acceleration of exercisability or lapse of restrictions with respect to Awards granted to any Participant subject to Section 16 of the Exchange Act which have been held by such Participant for less than six months and one day as of the date that such Change in Control or Potential Change in Control is determined to have occurred must be approved by the Committee or the Board. In addition, the Committee may, with the consent of a majority in interest of the class of Participants holding substantially similar Awards as determined in the sole discretion of the Committee, make any changes to Awards that it deems advisable and in the best interest of the Company and its shareholders. Furthermore, in its sole discretion, the Committee shall determine that, upon the occurrence of a Change in Control:

                (i)     Each outstanding Stock Option and Stock Appreciation Right shall terminate within a specified number of days after notice to the Participant thereunder, and each such Participant shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion; or

                (ii)     the successor or acquiring corporation or Person (as defined below) shall expressly assume the due and punctual observance and performance of each and every covenant of this Agreement to be performed by the Company and all obligations and liabilities hereunder so that when and if the options granted hereunder are exercised the successor or acquiring Person shall issue and/or pay the Participant such cash and/or property as it paid to the holders of the Common Stock as a result of the Change of Control.

        (b)     Change in Control. For purposes of this Plan, a Change in Control shall be deemed to have occurred if:

                  (1)     a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company;

                  (2)     the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, any employee benefit plan of the Company or any Subsidiary or Affiliate;

                  (3)     the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company; or

                  (4)     a Person shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

        (c)     Potential Change in Control. For purposes of this Plan, a Potential Change in Control means the happening of any one of the following:

                 (1)     The approval by the shareholders of the Company of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b); or

                 (2)     The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

                           For purposes of this Section 11, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. Also for purposes of this Section 11, Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (1) the Company or any Subsidiary or Affiliate; (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary or Affiliate; (3) an underwriter temporarily holding securities pursuant to an offering of such securities; or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

12.     Transferability of Awards. Except as provided below, a Participant's rights under an Award may not be transferred or encumbered, except by will or by the laws of descent and distribution or, for any Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order (as defined under Section 414(p) the Code). The Committee may provide, in an Agreement for a Nonqualified Stock Option, for its transferability as a gift to immediate family members, one or more trusts for the benefit of immediate family members, or one or more partnerships of which immediate family members are the only partners, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

13.     Market Stand-Off.

          (a)     In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration, a Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Common Stock without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters.

          (b)     A Participant shall be subject to the Market Stand-Off provided and only if the officers and directors of the Company are also subject to similar restrictions.

          (c)     In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to Common Stock until the end of the applicable stand-off period.

14.     Fair Market Value. If Common Stock is publicly traded, then the "Fair Market Value" per share shall be determined as follows: (1) if the principal trading market for the Common Stock is a national securities exchange or the NASDAQ National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (2) if the Common Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Common Stock on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

15.     Withholding. All distributions made with respect to an Award shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. The Company may require a Participant to remit to it or to the subsidiary that employs a Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due to the Participant as the Company shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award by electing to have the Company withhold shares of Common Stock having a Fair Market Value that is not in excess of the amount of taxes that must be withheld.

16.     Shareholder Rights. A Participant shall not have any of the rights or privileges of a holder of Common Stock for any Common Stock that is subject to an Award, including any rights regarding voting or the payment of dividends (except as expressly provided under the terms of the Award), unless and until a certificate representing such Common Stock has been delivered to the Participant.

17.     Tenure. A Participant's right, if any, to continue to serve the Company or any Subsidiary or Affiliate as a director, officer, employee, consultant or advisor shall not be expanded or otherwise affected by his or her designation as a Participant.

18.     No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash shall be paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

19.     Conditions Upon Issuance of Shares. Common Stock shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or other stock trading system upon which the Common Stock may then be listed.

          As a condition to the exercise of an Award, the Company may require the person exercising such Award to make such representations and warranties at the time of any such exercise as the Company may at that time determine, including without limitation, representations and warranties that (i) the Common Stock is being purchased only for investment and without any present intention to sell or distribute such Common Stock in violation of applicable federal or state securities laws, and (ii) such person is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and the risks associated with purchasing the Common Stock.

20.     Right of Company to Terminate Employment or Consulting Services. This Plan shall not confer upon any holder of an Award or Common Stock issued or to be issued pursuant thereto any right with respect to continuation of employment by or the rendition of consulting services to the Company or any Subsidiary or Affiliate, nor shall it interfere in any way with his or her right or the Company's or any Subsidiary's or Affiliate's right to terminate his or her employment or services at any time, with or without cause, except as otherwise and only to the extent expressly set forth in an employment or consulting agreement with the Company or any Subsidiary or Affiliate.

21.     Non-Exclusivity of this Plan. The adoption of this Plan by the Board and shareholders of the Company shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.     Duration, Amendment and Termination. No Award may be granted more than ten years after the Effective Date (as described in Section 25). The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the amendment would (i) increase the total number of shares which may be issued under the Plan or (ii) increase the maximum number of shares which may be issued to any individual Participant under the Plan. No amendment or suspension of the Plan or an Award shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent or without the consent of a majority in interest of the class of Participants holding substantially similar Awards as determined in the sole discretion of the Committee.

23.     Governing Law. This Plan, Awards granted hereunder and actions taken in connection with the Plan shall be governed by the laws of the State of Connecticut regardless of the law that might otherwise apply under applicable principles of conflicts of laws.

24.     Shareholder Approval; Effective Date of Plan. The Plan was adopted by the Board on September 9, 2005 and is subject to approval by the holders of the Company's outstanding Common Stock, in accordance with applicable law. [If the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board, the Plan and any Awards made hereunder shall be null and void. However,] if the Plan is so approved, no further shareholder approval shall be required with respect to the granting of Awards pursuant to the Plan.

25.     Term of Plan. No Award shall be granted pursuant to the Plan on or after September 9, 2015, but Awards granted prior to that date may extend beyond that date.

EXHIBIT A TO OPTION AGREEMENT

FLIGHT SAFETY TECHNOLOGIES, INC.

INCENTIVE STOCK OPTION AGREEMENT

Dated as of: _____________

INCENTIVE STOCK OPTION AGREEMENT ("Agreement") by and between Flight Safety Technologies, Inc., a Nevada corporation (the "Company") and _______________ [Name] (the "Holder").

1.     Grant of Option.

The Company hereby grants to Holder, an option (the "Option") to purchase an aggregate of ___________ [Number] shares (the "Shares") of common stock, par value $0.001 ("Common Stock"), of the Company at a price of $________ [price] per share ("Exercise Price"), purchasable as set forth in and subject to terms and conditions of this option. The date of grant of this option is ______________ ("Date of Grant"). The Exercise Price is not less than the Fair Market Value (defined herein) of a share of Common Stock as of the Date of Grant. The Shares may be authorized but unissued shares, or shares acquired by the Company and held in its treasury, as the Board of Directors of the Company (the "Board") may determine. The options granted hereunder are intended to qualify as incentive stock options ("ISO's"), and thus are to be construed as conforming with the strictures and requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

This Agreement may be amended from time to time and all such amendments shall apply with full force and effect to the provisions of this Agreement and the Holder's exercise of the Option granted hereunder, provided no such amendment shall modify the Exercise Price, the number of shares of Common Stock subject to the Option hereunder, or the number of Shares that have vested hereunder without the consent of the Holder or as expressly set forth herein.

2.     Vesting; Exercise of Option and Provisions for Termination.

(a)     The Option shall vest in portions (a "Vested Portion") as follows: 25% on the date hereof; 25% on __________ [one year anniversary]; 25% on __________ [two year anniversary]; and 25% on __________ [third year anniversary] and may be exercised for any Vested Portion until, but not after, the tenth anniversary of the Date of Grant.

1

(b)     Termination of Employment or Services.

     (i)     In the event the Holder ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, the Option held by the Holder shall terminate as of the date the Holder ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 2, if the Company determines that the Holder has engaged in conduct that constitutes Cause at any time while the Holder is or was employed by, or providing service to, the Company, or after the Holder's termination of employment or service, any Option whether vested or unvested held by the Holder shall immediately terminate. In the event the Company determines that the Holder has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Options, the Holder shall automatically forfeit all shares underlying any exercised portion of the Option for which the Company has not yet delivered the share certificates, upon prompt refund by the Company of the Exercise Price paid by the Holder for such shares (subject to any right of setoff by the Company).

     (ii)     For purposes of this Section 2(b):

               (A)     The term "Company" shall mean the Company and any Subsidiary or Affiliate. A "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain; and "Affiliate" means any entity (other than the Company and any Subsidiary) that is designated by the Board as a participating employer under any stock option plan adopted by the Board.

               (B)     "Cause" shall mean, except to the extent specified otherwise by the Company, a finding by the Company that the Holder has breached any provision of his or her terms of employment or service contract with the Company, including without limitation covenants against competition, or has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

3.     Exercise of Option and Payment of Purchase Price.

(a)     Exercise of Option. Subject to the conditions hereof, the Option shall be exercisable by the Holder by giving written notice of exercise to the Company on the form attached hereto as Exhibit A, specifying the number of Shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with this Section 3. Such exercise shall be effective upon receipt by the Treasurer of the Company of the written notice together with the required payment. The Holder shall be entitled to purchase less than the number of Shares covered hereby, provided that no partial exercise of this option shall be for less than 2,500 whole Shares.

2

(b)     Payment. Payment of the purchase price for Shares purchased upon exercise of the Option shall be made by:

     (i)     Delivery to the Company of cash or certified check payable to the order of the Company in an amount equal to the purchase price of such Shares, plus any fees or costs of the Company or its transfer agent that are incurred in issuing and registering the Shares upon the books of the Company.

     (ii)     The Company may, in its discretion upon such terms and conditions as and if it deems appropriate, (a) accept the surrender by Holder of Holder's right to exercise the Option, in whole or in part, and authorize a payment in consideration therefor of an amount equal to the difference obtained by subtracting the aggregate Exercise Price of the Shares which are the subject of such surrendered portion of the Option from the aggregate Fair Market Value (defined below) of the shares which are the subject of such surrendered portion of the Option on the date of such surrender (such amount not to be less than zero), such payment to be in shares of Common Stock equal to the foregoing difference divided by $3.50, by the delivery of shares of Common Stock that have been owned by the Holder for at least six months valued at the Fair Market Value of such shares on the date of exercise, or by a combination of these methods.

     (iii)     In the discretion of the Company, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Exercise Price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     (iv)     The Company may in its discretion also prescribe any other method of paying the Exercise Price that it determines to be consistent with applicable law and the purpose of this Agreement.

(c)     Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to this Agreement. The Company shall determine whether cash shall be paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(d)     Fair Market Value. If Common Stock is publicly traded, then the "Fair Market Value" per share shall be determined as follows: (1) if the principal trading market for the Common Stock is a national securities exchange or the NASDAQ National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (2) if the Common Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Common

3

Stock on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Company determines. If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Company.

4.     Delivery of Shares.

The Company shall, upon payment of the purchase price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Holder provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action. No Shares shall be issued and delivered upon exercise of any portion of the Option unless and until, in the opinion of counsel for the Company, any applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.     Non-transferability of Option.

(a)     General. Except as set forth in Section 5(b), the Option is personal and no rights granted hereunder shall be transferred, assigned, pledged and hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

(b)     Transfer to Family Members. The Holder may transfer the Option in amounts of not less than 25,000 shares as a gift to family members, one or more trusts for the benefit of family members, or one or more partnerships or limited liability companies of which family members are the only partners or members, provided that the Holder receives no consideration for the transfer and the transferred portion of the Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

6.     No Special Employment Rights.

Nothing contained in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the services of Holder for the period within which this option may be exercised. However, during the period of such

4

employment or service, the Holder shall render diligently and faithfully the services which are assigned to the Holder from time to time by the Board or by the executive officers of the Company and its subsidiaries and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or of its subsidiaries.

7.     Rights as a Stockholder.

The Holder shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Holder. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.     Adjustments to Awards; Change in Control.

(a)     Adjustment to Awards. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets that does not constitute a Change in Control (as defined below); or in the event of any distribution to stockholders of the Company of other than a normal cash dividend, the Company may in its sole discretion or, if required by the terms of an agreement, shall make an equitable adjustment to the terms of any outstanding portion of the Option, including the Exercise Price and the number of shares of Common Stock that are subject to the outstanding portion of the Option, and such adjustment shall be final, conclusive and binding for all purposes. Notwithstanding the foregoing, in the event of a Change in Control or Potential Change in Control (as such terms are defined below), the Company shall apply the procedures set forth in Section 8(b) without regard to this Section 8(a).

(b)     Change in Control. Upon the occurrence of either a Change in Control (as defined below) or a Potential Change in Control (as defined below), the Option shall become exercisable in full (whether or not then exercisable) and any forfeiture and vesting restrictions thereon shall lapse. Notwithstanding the foregoing, the acceleration of exercisability or lapse of restrictions with respect to the Option granted to any holder subject to Section 16 of the Exchange Act which have been held by such holder for less than six months and one day as of the date that such Change in Control or Potential Change in Control is determined to have occurred must be approved by the Board. In addition, the Company may, with the consent of a majority in interest of the class of holders holding substantially similar stock options as determined in the sole discretion of the Company, make any changes to the Option that it deems advisable and in the best interest of the Company and its shareholders. Furthermore, in its sole discretion, the Company shall determine that, upon the occurrence of a Change in Control:

5

     (i)     the Option shall terminate within a specified number of days after notice to the Holder thereunder, and each such Holder shall receive, with respect to each share of Common Stock subject to the Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the aggregate Exercise Price of such shares; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Company shall determine in its sole discretion; or

     (ii)     the successor or acquiring corporation or Person (defined below) shall expressly assume the due and punctual observance and performance of each and every covenant of this Agreement to be performed by the Company and all obligations and liabilities hereunder so that when and if the Option granted hereunder is exercised the successor or acquiring Person shall issue and/or pay the Holder such cash and/or property as it paid to the holders of the Common Stock as a result of the Change of Control.

(c)     Change in Control. For purposes of this Agreement, a Change in Control shall be deemed to have occurred if:

     (1)     a tender offer (or series of related offers) shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company;

     (2)     the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, any employee benefit plan of the Company or its subsidiaries, and their affiliates;

     (3)     the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company; or

     (4)      a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

(d)     Potential Change in Control. For purposes of this Agreement, a Potential Change in Control means the happening of any one of the following:

     (1)     the approval by the shareholders of the Company of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 8(c); or

6

     (2)     the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Agreement.

For purposes of this Section 8, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. Also for purposes of this Section 8, Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (1) the Company or any of its subsidiaries; (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (3) an underwriter temporarily holding securities pursuant to an offering of such securities; or (4) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

9.     Withholding Taxes.

Whenever Shares are to be issued upon exercise of the Option, the Company shall have the right to withhold or require the Holder to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

10.     Investment Representation; Restrictions on Sale and Legend

(a)     The Holder represents that any Shares shall be acquired by the Holder for his or her own account for investment and not with a view to, or for sale in connection with, any distribution of such Shares, nor with any present intention of distributing or selling such Shares. The Holder further represents that he or she has made a detailed inquiry concerning the Company, that the officers of the Company have made available to the Holder any and all written information which the Holder has requested, that the officers of the Company have answered to the Holder's satisfaction all inquiries made by the Holder and that the Holder has such knowledge and experience in financial and business matters and that the Holder is capable of evaluating the merits and risks of an investment in the Company and able to bear the economic risk of that investment. By making payment upon exercise of the Option, the Holder shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 10.

(b)     Shares issued to the Holder upon exercise of the Option shall be subject to the following restriction and such restriction shall be affixed by a legend to stock certificates representing Shares:

7

     "The shares of stock represented by this certificate (i) are subject to the restrictions on transfer contained in an Incentive Stock Option Agreement dated as of November 29, 2004, between the Company and the holder of this certificate (a copy of which is available without charge from the Company), (ii) have not been registered under the Securities Act of 1933 and (iii) may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the Shares evidenced by the certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

11.     No Representation or Warranty by Company.

The Holder acknowledges and agrees that the Company makes no representation or warranty as to the federal or state tax treatment of the Option issued by the Company to Holder hereunder and Company shall have no liability or obligation to Holder whatsoever with respect to the federal or state income tax consequences to or treatment of Holder as a result of the grant or exercise of the Option hereunder. The Holder understands and acknowledges that this Agreement has been prepared by counsel to the Company. Holder has thoroughly read and understands this Agreement and has had opportunity to consult with his or her own counsel, accountant or advisors as to the advisability, terms and conditions and federal and state tax consequences of the grant and exercise of the Option granted hereunder.

12.     Market Stand-Off.

(a)     In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration, Holder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Common Stock without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters.

(b)     Holder shall be subject to the Market Stand-Off provided and only if the other officers and directors of the Company are also subject to similar restrictions.

(c)     In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to Common Stock until the end of the applicable stand-off period and/or Holder shall execute such agreements as may be required by the Company or underwriters.

8

13.     Conditions Upon Issuance of Shares.

Shares shall not be issued pursuant to this Agreement unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or other stock trading system upon which the Shares may then be listed.

As a condition to any exercise under this Agreement, the Company may require the person exercising the Option to make such representations and warranties at the time of any such exercise as the Company may at that time determine, including without limitation, representations and warranties that (i) the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares in violation of applicable federal or state securities laws, and (ii) such person is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and the risks associated with purchasing the Shares.

14.     Transaction Approval under Rule 16b-3(d)(1).

This transaction has been approved by the Board in accordance with Rule 16b-3 under the Exchange Act.

15.     General.

(a)     The Company shall at all times during the term of this Agreement reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith. The Company will, from time to time, use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

(b)     This Agreement represents and contains the complete agreement of the parties hereto concerning the Option hereby granted and there are no other agreements, understandings, written or oral, concerning the same. This Agreement shall supercede and modify any other employment, consulting, stock option or other agreement between the Company and the Holder which grants or refers to the Option granted under this Agreement to the extent such employment, consulting, stock option or other agreement conflicts or is not consistent with the terms of this Agreement. If, after the date hereof, the Company adopts a stock option plan, and there is a conflict between the terms and conditions of this Agreement and those of such plan, then except as otherwise expressly set forth herein, those in the plan shall prevail.

9

(c)     All notices under this Agreement shall be mailed by nationally recognized overnight courier or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(d)     This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut regardless of the law that might otherwise apply under applicable principles of conflicts of laws.

(e)     The Agreement shall be binding upon and inure to the benefit of the Company and the Holder and each of their respective heirs, successors, and assigns, subject to Section 5 hereof.

Date of Grant:	FLIGHT SAFETY TECHNOLOGIES, INC. By:
Title: Chairman and Chief Executive Officer

10

HOLDER'S ACCEPTANCE

The undersigned hereby accepts the foregoing Flight Safety Technologies, Inc. Incentive Stock Option Agreement dated as of November 29, 2004 and agrees to the terms and conditions thereof.

Date	HOLDER

11

Exhibit A

[FORM OF NOTICE OF EXERCISE]

          The undersigned hereby irrevocably elects to exercise the right, represented by this Option, to purchase ______ Shares and herewith tenders in payment for such securities cash or a certified check payable to the order of Flight Safety Technologies, Inc. in the amount of $_____, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of _________________ whose address is ______________________ and that such certificate be delivered to _____________ whose address is _________________.

Dated:

Name of Registered Owner

Signature of Registered Owner
(Signature must conform in all respects to name of Holder as specified in the Option.)

Street Address

City, State, Zip

IRS Identification Number/Social Security Number

12

PROXY

FLIGHT SAFETY TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MEETING OF STOCKHOLDERS
OCTOBER 14, 2005

The stockholders hereby appoint William B. Cotton and Samuel A. Kovnat, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Flight Safety Technologies, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., EST, on October 14, 2005, at the Mystic Marriot Hotel and Spa, 625 North Road, Groton, Connecticut 06340, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

Please sign exactly as name appears hereon. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associates, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

The Board of Directors recommends a vote "FOR" all items.
				For	Against	Abstain
	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
1. To elect as Directors of Flight Safety Technologies, Inc. the nominees listed below:	☐	☐	☐
01) William B. Cotton 02) Jackson Kemper, Jr. 03) Samuel A. Kovnat 04) Joseph J. Luca	05) Larry L. Pressler 06) Frank L. Rees 07) Stephen P. Tocco 08) Kenneth S. Wood

For	Against	Abstain
2.	Adoption of the Flight Safety Technologies, Inc.'s 2005 Stock Incentive Plan	☐	☐	☐
3.	Ratification of independent accountants.	☐	☐	☐
4.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting             Yes     ☐      No     ☐

Signature(s)

Date